                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                        Casdin Partners GP, LLC

Address:                                     1350 Avenue of the Americas
                                             Suite 2600
                                             New York, NY 10019

Date of Event Requiring Statement:           01/31/2023

Name:                                        Casdin Partners Master Fund, LP

Address:                                     1350 Avenue of the Americas
                                             Suite 2600
                                             New York, NY 10019

Date of Event Requiring Statement:           01/31/2023

Name:                                        Casdin Partners FO1-MSV, LP

Address:                                     1350 Avenue of the Americas
                                             Suite 2600
                                             New York, NY 10019

Date of Event Requiring Statement:           01/31/2023